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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                   MAY 6, 1999


                               INSTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




       MASSACHUSETTS                     001-05641              04-2057203
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)



                 100 ROYALL STREET, CANTON, MASSACHUSETTS 02021
              (Address of Principal Executive Offices and Zip Code)



       Registrant's telephone number, including area code: (781) 828-2500



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         ITEM 5.  OTHER EVENTS.

         On May 6, 1999, Instron Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Kirtland Capital Partners III L.P. ("Kirtland") and ISN Acquisition Corporation, a corporation newly formed by Kirtland ("MergerCo"), pursuant to which Kirtland and certain affiliates, together with members of the Company's management and certain members of the Company's Board of Directors who are also stockholders (collectively, the "Rollover Stockholders"), will acquire the Company.

         Under the Merger Agreement, MergerCo will be merged with and into the Company with the Company continuing as the surviving corporation (the "Merger"). Pursuant to the Merger, each outstanding share of the Company's common stock (except for shares held by the Company, its subsidiaries, MergerCo, and those dissenting stockholders who exercise and perfect their appraisal rights) will be converted into the right to receive a cash payment of $22.00, without interest. Certain shares of the Company's common stock held by the Rollover Stockholders will be converted into shares of stock of the surviving corporation.

         The Company's Board of Directors has approved the Merger Agreement and the transactions contemplated thereby, including the Merger. Consummation of the transactions, including the Merger, is subject to the approval of the Company's stockholders, certain regulatory approvals and other conditions.

         The foregoing summary of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Merger Agreement which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and the press release issued by the Company and Kirtland in connection with the execution of the Merger Agreement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

*2.1 Agreement and Plan of Merger dated as of May 6, 1999 by and among Instron Corporation, ISN Acquisition Corporation and Kirtland Capital Partners III L.P.

99.1     Press Release dated May 7, 1999

*The exhibits and schedules thereto have been omitted but copies thereof will be furnished supplementally to the Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 12, 1999                    INSTRON CORPORATION


                                         By: /s/ Linton A. Moulding
                                            ---------------------------
                                         Linton A. Moulding
                                         Chief Financial Officer













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